[COVER PAGE]
OPPENHEIMER MIDCAP FUND
Semiannual Report February 28, 1998













[LOGO-FOUR HANDS} OPPENHEIMERFUNDSsm
THE RIGHT WAY TO INVEST

BRIDGET A. MACASKILL
President
Oppenheimer
MidCap Fund


DEAR SHAREHOLDER,

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of DEFLATION, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't because when prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

Thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill
Bridget A. Macaskill


March 20, 1998


 2  Oppenheimer MidCap Fund

PAUL LAROCCO(1)
Portfolio Manager

Q + A
                                         An interview with your Fund's manager.

HOW HAS THE FUND PERFORMED?
Since its inception on December 1, 1997, the Fund has performed favorably. As of February 28, 1998, the Oppenheimer Mid Cap Fund's Class A shares delivered a cumulative total return of 18.10%.(2)

WHAT IS THE FUND'S STOCK SELECTION STRATEGY?
We use a "bottom-up" stock selection approach to identify companies that have medium market capitalizations between $1 billion and $5 billion, have the potential to achieve long-term earnings growth rates and have the potential to create new markets. In addition, quantitative screens enable us to target companies with revenue growth over 20%. We pay particular attention to companies with a history of positive earnings revisions -- looking for reports that meet or exceed expectations.

WHAT IS THE STRATEGIC ADVANTAGE OF THE FUND?
We believe mid-cap companies offer "the best of both worlds" between small- and large-cap companies. That's because mid-caps can offer the growth potential of small companies with the added stability of a larger enterprise. And since there are approximately twice as many mid-cap companies as there are large-cap companies, there is a greater opportunity to discover stocks with attractive growth rates and valuations.

Unlike large multinational companies, most mid-cap companies tend to be based domestically, so they have less exposure to Asian economic woes and the impact of a strong U.S. dollar overseas. These companies are still small and nimble enough to grow at faster rates than can large-cap companies. In addition, mid-cap companies have less cyclical exposure. If these companies are taking market share from larger companies or introducing new products, they can grow through a cyclical slowdown. In contrast, a large company with a dominant market share generally can't gain more share and will be more susceptible to swings in the economy.

On the other hand, compared to their small-cap counterparts, mid-cap companies tend to have already experienced their first phase of growth. Often, as a medium-sized company matures, management shifts away from the original company founder or entrepreneur. Instead, they tend to favor more business-oriented leaders who are typically better-prepared to handle the next growth stage and diversify the company with new product lines.

WHAT TYPES OF COMPANIES DOES THE FUND PURSUE?
We aggressively seek companies in industries with the potential for growth, new technologies and innovative products and services. Specifically, we look for sustainable earnings growth, such as a company with a new product or service that enables them to gain market share or create a market that wasn't there before. Companies can also grow through cost-cutting, but that type of growth typically isn't very sustainable because there's a limit to how far a company can cut back.

WHAT ARE SOME OF THE FUND'S MAJOR HOLDINGS?
One of the Fund's largest holdings, Saville Systems, is a



1. Bruce Bartlett is the Fund's portfolio manager as of April 1, 1998.
2. Past performance does not guarantee future results. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

 3  Oppenheimer MidCap Fund
company that designs modern consolidated billing systems for telecommunications companies. The growing variety of long-distance and local telephone providers, cable companies who seek to provide telephone service, and wireless and cellular service providers has spurred an increasing need to coordinate and streamline billing processes. Existing billing systems are not capable of being modified to handle all these new services on a single statement.

Another top holding, Allied Waste Industries, Inc., is a waste disposal company that is currently growing its revenues by about 30% per year. This traditional "Mom and Pop" industry is rapidly consolidating and, in the process, is creating greater efficiencies of scale, good volume and pricing. At some point, we believe only a handful of players will own the entire waste disposal market, which should make for very good margins for these companies.

On the specialty retail side, General Nutrition Centers have benefited from the growing trend of people taking better care of themselves by using herbal remedies and natural treatments rather than going to a doctor. Besides the category doing well, GNC has demonstrated good execution as a retailer through strong management and cost containment.

In the healthcare arena, we've invested in a company that specializes in respiratory treatments on two fronts. First, they give new life to older products from large drug companies that have shifted their focus to billion-dollar blockbusters. Secondly, they are developing a proprietary drug delivery device for asthma sufferers that ensures exact dosages and is easier for patients to take, a major improvement over current devices.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
We are optimistic for the Fund in its first year. We believe the market will be a lot more focused on mid-cap companies in the coming months. As the earnings growth of large companies slows, due to events in Asia, a slowing U.S. Economy, and a stronger dollar, investors should begin to look for growth in other areas. Since mid-cap companies tend to have less exposure to these factors, we believe they should be able to grow through this global slowdown. By adding new products and services, or gaining market share, these companies can generate earnings independently. The combination of growth and liquidity in mid-cap stocks should attract the interest of investors seeking new opportunities in the market.

 4  Oppenheimer MidCap Fund

================================================================================
STATEMENT OF INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

                                                                                                                 MARKET VALUE
                                                                                                SHARES           SEE NOTE 1
==========================================================================================================================
COMMON STOCKS - 87.9%
--------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.5%
--------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.1%
--------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                                     (1)                2,500            $ 89,375
--------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 7.4%
--------------------------------------------------------------------------------------------------------------------------
General Nutrition Cos., Inc.                                                 (1)                2,000              79,500
--------------------------------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                                                            5,000             133,750
--------------------------------------------------------------------------------------------------------------------------
Stage Stores, Inc.                                                           (1)                2,500             105,000
                                                                                                                 ---------
                                                                                                                  318,250

--------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 18.7%
--------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.6%
--------------------------------------------------------------------------------------------------------------------------
BioChem Pharma, Inc.                                                         (1)                3,000              67,312
--------------------------------------------------------------------------------------------------------------------------
Biogen, Inc.                                                                 (1)                2,000              88,250
                                                                                                                 ---------
                                                                                                                  155,562

--------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 12.8%
--------------------------------------------------------------------------------------------------------------------------
Concentra Managed Care, Inc.                                                 (1)                2,500              85,781
--------------------------------------------------------------------------------------------------------------------------
McKesson Corp.                                                                                  2,000             104,250
--------------------------------------------------------------------------------------------------------------------------
PhyCor, Inc.                                                                 (1)                4,000             102,875
--------------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.                                                (1)                2,000              97,750
--------------------------------------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.                                              (1)                5,000             160,938
                                                                                                                 ---------
                                                                                                                  551,594

--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 2.3%
--------------------------------------------------------------------------------------------------------------------------
Blyth Industries, Inc.                                                       (1)                3,300              99,206
--------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.7%
--------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.5%
--------------------------------------------------------------------------------------------------------------------------
Santa Fe International Corp.                                                                    2,000              70,874
--------------------------------------------------------------------------------------------------------------------------
Stolt Comex Seaway SA                                                        (1)                1,500              36,188
                                                                                                                 ---------
                                                                                                                  107,062

--------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 1.2%
--------------------------------------------------------------------------------------------------------------------------
Global Industries Ltd.                                                       (1)                3,000              51,750
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 8.5%
--------------------------------------------------------------------------------------------------------------------------
BANKS - 2.0%
--------------------------------------------------------------------------------------------------------------------------
Providian Financial Corp.                                                                       1,500              85,125
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.5%
--------------------------------------------------------------------------------------------------------------------------
C.I.T. Group, Inc., Cl. A                                                    (1)                3,400             112,200
--------------------------------------------------------------------------------------------------------------------------
CMAC Investment Corp.                                                                           1,000              67,000
--------------------------------------------------------------------------------------------------------------------------
Finova Group, Inc.                                                                              1,800              99,000
                                                                                                                 ---------
                                                                                                                  278,200

--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 9.0%
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 9.0%
--------------------------------------------------------------------------------------------------------------------------
AccuStaff, Inc.                                                              (1)                2,000              56,500
--------------------------------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc.                                                (1)                6,000             129,000
--------------------------------------------------------------------------------------------------------------------------
Renaissance Worldwide, Inc.                                                  (1)                2,000             118,750
--------------------------------------------------------------------------------------------------------------------------
USA Waste Services, Inc.                                                     (1)                2,000              83,250
                                                                                                                 ---------
                                                                                                                  387,500


 5  Oppenheimer MidCap Fund

================================================================================
STATEMENT OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                                                                                               MARKET VALUE
                                                                                             SHARES            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 38.5%
--------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.3%
--------------------------------------------------------------------------------------------------------------------------
Citrix Systems, Inc.                                                         (1)                2,400          $  100,950
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 21.7%
--------------------------------------------------------------------------------------------------------------------------
DoubleClick, Inc.                                                            (1)                2,300              73,456
--------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.                                                                           3,000             132,375
--------------------------------------------------------------------------------------------------------------------------
First Consulting Group, Inc.                                                                    4,500              84,375
--------------------------------------------------------------------------------------------------------------------------
HBO & Co.                                                                                       1,600              86,600
--------------------------------------------------------------------------------------------------------------------------
JDA Software Group, Inc.                                                     (1)                1,000              48,375
--------------------------------------------------------------------------------------------------------------------------
Micromuse, Inc.                                                              (1)                3,000              57,000
--------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc.                                                     (1)                3,000             193,875
--------------------------------------------------------------------------------------------------------------------------
New Era of Networks, Inc.                                                    (1)                4,000              75,000
--------------------------------------------------------------------------------------------------------------------------
Saville Systems Ireland plc, Sponsored ADR                                   (1)                3,100             145,313
--------------------------------------------------------------------------------------------------------------------------
Visio Corp.                                                                  (1)                1,000              36,000
                                                                                                               -----------
                                                                                                                  932,369

--------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 5.3%
--------------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                                                                (1)                1,700             135,469
--------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                                               (1)                2,000              94,375
                                                                                                               -----------
                                                                                                                  229,844

--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 9.2%
--------------------------------------------------------------------------------------------------------------------------
Advanced Radio Telecom Corp.                                                 (1)                8,000             102,500
--------------------------------------------------------------------------------------------------------------------------
Corsair Communications, Inc.                                                 (1)                4,000              82,000
--------------------------------------------------------------------------------------------------------------------------
P-COM, Inc.                                                                  (1)                5,000             101,250
--------------------------------------------------------------------------------------------------------------------------
Uniphase Corp.                                                               (1)                2,800             112,175
                                                                                                               -----------
                                                                                                                  397,925
                                                                                                               -----------
Total Common Stocks (Cost $3,371,696)                                                                           3,784,712

                                                                                             FACE
                                                                                             AMOUNT
==========================================================================================================================
REPURCHASE AGREEMENTS - 11.6%
--------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.63%, dated 2/27/98, to be repurchased at $500,235 on 3/2/98, collateralized by U.S. Treasury Bonds,
9.125%--12.75%, 5/15/04--2/15/15, with a value of $291,303, and U.S. Treasury
Nts., 5.875%--7.25%, 8/31/01--5/15/06, with a value of $219,274 (Cost $500,000)              $500,000             500,000

--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,871,696)                                                    99.5%          4,284,712
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                   0.5              20,720
                                                                                             --------          ----------

NET ASSETS                                                                                      100.0%         $4,305,432
                                                                                             ========          ==========

1.  Non-income producing security.

See accompanying Notes to Financial Statements.

 6  Oppenheimer MidCap Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES FEBRUARY 28, 1998 (UNAUDITED)


============================================================================================================================
ASSETS
Investments, at value (including repurchase agreement of $500,000)
(cost $3,871,696)--see accompanying statement                                                                     $4,284,712
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                 134,479
-----------------------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                                     184,511
Shares of beneficial interest sold                                                                                    74,739
Interest and dividends                                                                                                   763
-----------------------------------------------------------------------------------------------------------------------------
Deferred organization costs - Note 1                                                                                  14,500
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    291
                                                                                                                  -----------
Total assets                                                                                                       4,693,995

============================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                                375,008
Organization costs                                                                                                     9,286
Distribution and service plan fees                                                                                     1,482
Transfer and shareholder servicing agent fees                                                                            897
Shares of beneficial interest redeemed                                                                                    50
Other                                                                                                                  1,840
                                                                                                                  -----------
Total liabilities                                                                                                    388,563

============================================================================================================================
NET ASSETS                                                                                                        $4,305,432
                                                                                                                  ==========
============================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                   $3,875,083
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                       (5,133)
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                              22,466
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                                   413,016
                                                                                                                  ----------
Net assets                                                                                                        $4,305,432
                                                                                                                  ==========





















 7  Oppenheimer MidCap Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)(CONTINUED)



============================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,784,067 and 235,824 shares of beneficial interest outstanding)                                                     $11.81
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                           $12.53

-----------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $996,521
and 84,611 shares of beneficial interest outstanding)                                                                 $11.78

-----------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $523,662
and 44,424 shares of beneficial interest outstanding)                                                                 $11.79

-----------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,182 and 100 shares of beneficial interest outstanding)                                               $11.82


See accompanying Notes to Financial Statements.





























 8  Oppenheimer MidCap Fund

================================================================================
STATEMENT OF OPERATIONS FOR THE PERIOD FROM DECEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1998 (UNAUDITED)


=============================================================================================================================
INVESTMENT INCOME
Interest                                                                                                            $  6,784
-----------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                                744
                                                                                                                    ---------
Total income                                                                                                           7,528

=============================================================================================================================
EXPENSES
Management fees - Note 4                                                                                               5,293
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees - Note 4:
Class A                                                                                                                1,051
Class B                                                                                                                1,760
Class C                                                                                                                  816
-----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 4                                                                 1,465
-----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                      800
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                              390
-----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                             300
-----------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                  245
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    541
                                                                                                                    ---------
Total expenses                                                                                                        12,661

=============================================================================================================================
NET INVESTMENT LOSS                                                                                                   (5,133)

=============================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                                      22,466

-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                                 413,016
                                                                                                                    ---------

Net realized and unrealized gain                                                                                     435,482

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $430,349
                                                                                                                    =========


See accompanying Notes to Financial Statements.




















 9  Oppenheimer MidCap Fund

================================================================================
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                                         PERIOD ENDED
                                                                                                         FEBRUARY 28, 1998(1)
=============================================================================================================================
OPERATIONS
Net investment income (loss)                                                                                      $ (  5,133)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                                     22,466
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                                                413,016
                                                                                                                  -----------
Net increase in net assets resulting from operations                                                                 430,349

=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions - Note 2:
Class A                                                                                                            2,476,872
Class B                                                                                                              936,752
Class C                                                                                                              460,459
Class Y                                                                                                                1,000

=============================================================================================================================
NET ASSETS
Total increase                                                                                                     4,305,432
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                       --
                                                                                                                  -----------
End of period (including accumulated net investment loss of
$5,133 for the period ended 2/28/98)                                                                              $4,305,432
                                                                                                                  ===========


1. For the period from December 1, 1997 (commencement of operations) to February 28, 1998.

See accompanying Notes to Financial Statements.




























10  Oppenheimer MidCap Fund

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                  CLASS A                CLASS B                 CLASS C                CLASS Y
                                                  ------------           ------------            -------------          ------------
                                                  PERIOD ENDED           PERIOD ENDED            PERIOD ENDED           PERIOD ENDED
                                                  FEBRUARY 28,           FEBRUARY 28,            FEBRUARY 28,           FEBRUARY 28,
                                                  1998(1)                1998(1)                 1998(1)                1998(1)
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $10.00                 $10.00                  $10.00                 $10.00
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment loss                                  (.01)                  (.02)                   (.02)                    --
Net realized and unrealized gain                     1.82                   1.80                    1.81                   1.82
                                                   ------                 ------                  ------                 ------
Total income from investment
operations                                           1.81                   1.78                    1.79                   1.82
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.81                 $11.78                  $11.79                 $11.82
                                                   ======                 ======                  ======                 ======

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                 13.89%                 13.60%                  13.69%                 13.98%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $2,784                   $997                    $524                     $1
------------------------------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                  $1,847                   $725                    $337                     $1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               (0.46)%                (1.10)%                 (1.30)%                (0.23)%
Expenses                                             1.49%                  2.24%                   2.25%                  1.26%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           76.9%                  76.9%                   76.9%                  76.9%
Average brokerage commission rate(5)              $0.0600                $0.0600                 $0.0600                $0.0600

1. For the period from December 1, 1997 (commencement of operations) to February 28, 1998.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.  Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $5,572,951 and $2,223,720, respectively.
5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

11  Oppenheimer MidCap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

ORGANIZATION COSTS. The Manager advanced $14,500 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

12  Oppenheimer MidCap Fund

OTHER (continued)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                       PERIOD ENDED FEBRUARY 28, 1998(1)
                                       SHARES        AMOUNT

     Class A:
     Sold                              320,593       $3,349,958
     Redeemed                          (84,769)        (873,086)
                                       -------       ----------
     Net increase                      235,824       $2,476,872
                                       =======       ==========

     Class B:
     Sold                              183,659       $1,929,403
     Redeemed                          (99,048)        (992,651)
                                       -------       ----------
     Net increase                       84,611       $  936,752
                                       =======       ==========

     Class C:
     Sold                               61,789       $  634,880
     Redeemed                          (17,365)        (174,421)
                                       -------       ----------
     Net increase                       44,424       $  460,459
                                       =======       ==========

     Class Y:
     Sold                                  100       $    1,000
     Redeemed                               --               --
                                       -------       ----------
     Net increase                          100       $    1,000
                                       =======       ==========

     1. For the period from December 1, 1997 (commencement of operations) to February 28, 1998.

3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At February 28, 1998, net unrealized appreciation on investments of $413,016 was composed of gross appreciation of $441,708, and gross depreciation of $28,692.

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.

For the period ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $15,612, of which $3,509 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $14,596.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

13  Oppenheimer MidCap Fund

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the period ended February 28, 1998, OFDI retained $1,406 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At February 28, 1998, OFDI had incurred excess distribution and servicing costs of $12,590 for Class B.

13  Oppenheimer MidCap Fund

OPPENHEIMER MIDCAP FUND

OFFICERS AND TRUSTEES          Bridget A. Macaskill, Chairman of the Board of
                               Directors and President
                               Paul Y. Clinton, Director
                               Thomas W. Courtney, Director
                               Lacy B. Herrmann, Director
                               George Loft, Director
                               Robert C. Doll, Jr., Vice President
                               George C. Bowen, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Andrew J. Donohue, Secretary
                               Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR             OppenheimerFunds, Inc.

DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

TRANSFER AND                   OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

CUSTODIAN OF                   The Bank of New York
PORTFOLIO SECURITIES

INDEPENDENT ACCOUNTANTS        Price Waterhouse LLP

LEGAL COUNSEL                  Gordon Altman Butowsky Weitzen Shalov & Wein


                               The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants.

                               This is a copy of a report to shareholders of Oppenheimer MidCap Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer MidCap Fund. For material information concerning the Fund, see the Prospectus.

                               Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
15  Oppenheimer MidCap Fund

RS0745.01.0298      April 29, 1998